UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 16, 2023
Date of Report
(Date of Earliest Event Reported)
WSFS Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35638	22-2866913
(State or Other Jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)
500 Delaware Ave,
Wilmington, Delaware, 19801
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (302) 792-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WSFS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 40.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The 2023 Annual Meeting of Stockholders (the "Meeting") of WSFS Financial Corporation (the "Registrant") was held on May 16, 2023.

(b) At the Meeting, the stockholders:

•elected three directors (Eleuthere I. du Pont, Nancy J. Foster, and David G. Turner) for a term ending at the 2026 Annual Meeting of Stockholders;
•approved an advisory (non-binding) vote on the compensation of the Registrant's named executive officers;
•approved an advisory (non-binding) vote recommending the frequency of advisory votes on compensation of the Registrant's named executive officers every one year.
•approved an amendment of the 2018 Incentive Plan to increase the number of shares of Common Stock available for issuance under the Plan; and
•ratified the appointment of KPMG LLP as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2023.

Proposal Number 1: Election of Directors

Director	For	Withheld	Broker Non-vote
Eleuthere I. du Pont	45,459,508	6,981,477	3,686,390
Nancy J. Foster	51,614,907	826,078	3,686,390
David G. Turner	46,162,832	6,278,153	3,686,390

Proposal Number 2: Advisory (Non-binding) Vote on the Compensation of the Registrant's Named Executive Officers

For	Against	Abstain	Broker Non-vote
50,993,316	1,363,715	83,952	3,686,392

Proposal Number 3: Advisory (Non-Binding) Vote Recommending the Frequency of Advisory Votes on Compensation of the Registrants' Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-vote
48,121,152	187,157	4,072,450	60,222	3,686,394

Proposal Number 4: Amendment of the 2018 Incentive Plan

For	Against	Abstain	Broker Non-vote
50,773,572	1,599,582	67,831	3,686,390

Proposal Number 5: Ratification of the Appointment of Independent Registered Public Accounting Firm (KPMG LLP)

For	Against	Abstain	Broker Non-vote
55,026,929	1,062,934	37,512	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date:	May 19, 2023	By:	/s/ Dominic C. Canuso
Dominic C. Canuso Executive Vice President and Chief Financial Officer